1 Inspire Medical Systems, Inc. February 2024 NYSE: INSP

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward- looking statements in this presentation relate to, among other things, statements regarding the planned investments in our business, our growth strategies, the expected timing of regulatory approval and market introduction for new products, including the Inspire V neurostimulator, the potential impact that our growth strategies and initiatives may have on our business, full year 2024 financial and operational outlook, the ability of our SleepSync digital health platform to drive growth, and positive insurance coverage of Inspire therapy and improvements in market access, clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; the impact of the ongoing and global COVID-19 pandemic; general and international economic, political, and other risks, including currency and stock market fluctuations and the uncertain economic environment; challenges experienced by patients in obtaining prior authorization; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to obtain regulatory approvals for, and commercialize, our Inspire therapy and system, or the effect of delays in obtaining regulatory approvals or commercializing; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 2

Company Overview • Inspire is the first and only FDA-approved neurostimulation technology for Obstructive Sleep Apnea (OSA) with significant first-mover advantage • Innovative, closed-loop, primary cell solution with ~11-year battery life • ~90-minute, safe, convenient, minimally invasive outpatient procedure • Full-body MRI compatibility • Over 60,000 patients treated with Inspire therapy • ~$10 billion annual U.S. market opportunity • Significant body of clinical evidence involving thousands of patients across more than 100 studies • Established reimbursement with 260 million U.S. covered lives including commercial payers, Medicare coverage in all 50 states, and Veterans Affairs • Proven management team leading 1,000+ employees • Strong financial profile with 83-85% gross margin • Well-capitalized balance sheet with $470 million in net cash (as of December 31, 2023) Our History & Key Milestones 1990s: Medtronic (MDT) begins early work on the development of Inspire 2001: Initial clinical results published by MDT 2007: Inspire is founded after being spun-out of MDT 2011: Initiated Phase III pivotal STAR trial; CE mark received in Europe 2014: STAR results published in the New England Journal of Medicine; received PMA approval from the FDA 2015: 18-month STAR data published; revenues of $8.0M 2016: 1,000th implant milestone; revenues of $16.4M 2017: Launched Inspire IV neurostimulator in U.S.; announced 5-year STAR results; 2,000th implant; revenues of $28.6M 2018: Inspire IV CE mark; 5-year STAR results publication; IPO on NYSE; Aetna begins covering the Inspire therapy; revenues of $50.6M 2019: 7,500th patient receives Inspire therapy; many BCBS plans and other large insurers write positive coverage; revenues of $82.1M 2020: Medicare coverage in all 50 states; FDA approved age range expansion of 18 to 21; Inspire Sleep app released; 10,000th implant; revenues of $115.4M 2021: Anthem policy issued; FDA approved 2-incision approach and Bluetooth® remote; 20,000th implant; revenues of $230.4M 2022: First implants in Japan, Singapore, and the U.K.; strategic investments in digital health platform capabilities; FDA approved full-body MRI compatibility; 36,000th implant; revenues of $407.9M 2023: Expanded AHI, BMI and pediatric Down syndrome indications; first implants in Hong Kong; reimbursement in Belgium; 60,000th implant; revenues of $624.8M 2024E: SleepSync physician programmer expected to launch in the U.S.; expected FDA approval of Inspire V; expected reimbursement in France 3

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Obstructive Sleep Apnea is a Serious and Chronic Disease OSA is Caused by a Blocked or Partially Blocked Airway • Blockage prevents airflow to the lungs • Results in repeated arousals and oxygen de-saturations • Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI) Airway obstruction during breathing Normal range: AHI < 5 events per hour Mild sleep apnea: 5 ≤ AHI < 15 events per hour Moderate sleep apnea: 15 ≤ AHI < 30 events per hour Severe sleep apnea: AHI ≥ 30 events per hour Most Patients Are Unaware of Their Condition… …and Untreated OSA Multiplies Serious Health Risks • High risk patients: obese, male or of advanced age • Common first indicator: heavy snoring • Other indicators: • Lack of energy • Headaches • Depression • Nighttime gasping • Dry mouth • Memory or concentration problems • Excessive daytime sleepiness Source: Company Website 1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010. 2. Gami et al, J Am Coll Cardiol 2013. 3. Young et al, J Sleep 2008. 2x The risk for stroke1 2x The risk for sudden cardiac death2 57% Increased risk for recurrence of Atrial Fibrillation after ablation4 Years of Follow-up % S ur vi vi ng Increased Risk of Mortality 5 4. Li et al, Europace 2014. 5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study. 5x The risk for cardiovascular mortality3 4

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Current Treatment Options, Such as CPAP and Invasive Surgery, Have Significant Limitations Ina Uvulopalatopharyngoplasty (UPPP) Maxillomandibular Advancement (MMA) • Several variations of sleep surgery • Success rates vary widely (30% - 60%)1 • Irreversible anatomy alteration • Inpatient surgery with extended recovery Surgical Alternatives for OSA Ina Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA 1. Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience. Drivers of Non-Compliance Mask Discomfort Mask Leakage  Pressure Intolerance  Skin Irritation  Nasal Congestion  Nasal Drying  Nosebleeds  Claustrophobia  Lack of Intimacy • Demonstrated improvements in disease severity and long-term gold standard therapy • Major limitation as a therapeutic option is primarily due to low patient compliance (approximately 35% – 65%) 5

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive  Sleep apnea affects +100 million people worldwide1  Approximately 17 million individuals in the U.S. with moderate to severe OSA • Annually, ~2 million adult patients are prescribed a CPAP device 2  Annual U.S. economic costs of untreated moderate to severe OSA are between $65 - $165 billion3  OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease  OSA is associated with an increase in: • Rate & severity of vehicle accidents • Increased healthcare utilization • Reduction of work performance • Occupational injuries Prevalence & Economic Costs 1. Source: World Health Organization. 2. Company estimates. 3. Represents moderate to severe OSA. Source: McKinsey & Company, 2010. Adults with Moderate to Severe OSA Prescribed CPAP2 = ~2 million •Less: 65% CPAP Compliant 35% of CPAP Non- Compliant Adults = ~700,000 •Less: 30% Anatomy Challenges 70% Inspire Anatomy Eligible = ~500,000 •Multiplied by our average selling price Inspire U.S. Market = ~$10 billion Published literature estimates CPAP non-compliance rates of 35% - 65% 6

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire Has Similar Outcomes as CPAP, and Lower Symptoms & Disease Burden Population: New UAS (n=117) and CPAP (n=110) pts Follow-up: 12 months Inclusion of both arms • Sleepiness Symptoms • AHI between 15-65 • Predominant OSA Statistically Matched: 63 PAP vs 63 UAS • Baseline AHI: ~35 events/hour • Baseline ESS: ~15 Results – UAS better at improving symptoms, and possibly higher usageHow does UAS compare vs CPAP? 4.0 3.9 5 8 Usage/Night (hours) ESS reduction (points) UAS CPAP p = 0.0421 p = 0.087 1. Heiser, Sleep & Breathing 2022 7

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire Therapy is a Proven Solution for Patients with OSA Inspire System 1 2 3 Three implanted devices and patient remote: Pressure sensing lead: detects when the patient is attempting to breathe Neurostimulator: houses the electronics and battery power for the device Stimulation lead: delivers electrical stimulation to the hypoglossal nerve Inspire Procedure  Typically, a 60-90 min outpatient procedure  Requires two small incisions  Patients typically recover quickly and resume normal activities in just a few days  Patient turns on the device each night with the remote control before going to sleep 2 1 Hypoglossal Nerve Neurostimulator Stimulation Lead Pressure Sensing Lead 3 Inspire Algorithm  Active while patients sleep  Closed-loop system which senses breathing patterns Inspire system turned on Airflow Breathing Oxygen Saturation No OSA eventsOSA events  Provides stimulation during inspiratory phase of respiration maintaining open airway Over 60,000 Inspire procedures completed to date 8 Inspire V Neurostimulator in final qual and follow-up response to FDA early in 2024 • Incorporates sensing function • Provides software-based platform for future feature additions

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Continuous Data Collection and Outcomes Monitoring • Collect real-world, international outcomes data • Eligibility – ALL patients receiving Inspire therapy • ADHERE Registry - 5,000 enrollments at 62 medical centers (enrollment complete) • Transition to ADHERE 2.0 as part of Inspire SleepSync in the U.S. AHI = Apnea Hypopnea Index ESS = Epworth Sleepiness Scale Post Market Surveillance Data Real World Data Proactive Data Reactive Data Data Analysis for Signals 9

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire Patient Experience Report - Safety Inspire System Survivability to Revision by Implant Year Inspire System Survivability to Explant by Implant Year 10 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 0 6 12 18 24 30 36 42 48 54 60 Su rv iv al P ro ba bi lit y Pe rc en ta ge Months After Implant Freedom from Inspire Revision by Implant Year 2018 2020 2019 2021 2022 95.5% 96.0% 96.5% 97.0% 97.5% 98.0% 98.5% 99.0% 99.5% 100.0% 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 Su rv iv al P ro ba bi lit y Pe rc en ta ge Months After Implant Freedom from Explant by Implant Year 2018 2020 2019 2021 2022

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire focus is to maintain strong Patient Outcomes 33.0 7.8 10.2 0 5 10 15 20 25 30 35 Baseline (n=1,963) 6-mo Titration Study (n=1,852) 12-mo All Night Study (n=890)M ed ia n A HI (e ve nt s/ ho ur ) Apnea Hypopnea Index (AHI1) AHI response at 12 Month AHI </= 20 and 50% reduction: 67% AHI </= 20: 76% 50% reduction in AHI: 69% 1. Bosschieter et al. Similar effect of hypoglossal nerve stimulation for OSA in five disease categories. J Clin Sleep Med. 2022 Jun 1;18(6):1657-166. 1 Bosschieter et al. Similar effect of hypoglossal nerve stimulation for OSA in five disease categories. J Clin Sleep Med. 2022 Jun 1;18(6):1657-166. 11

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL • Electronic medical records (Future) • Sleep coaching, telemedicine, and efficient home sleep apnea testing SleepSync Digital Health Platform Accelerates Growth Enhanced by Strategic Integrations Growing Inspire Value • Expanding sleep clinician confidence & capacity enables more patients to benefit from Inspire • Automated real-world clinical studies • SaaS revenue possibilities (Future) Patient Inspire App Clinician SleepSync Web Portal Remote patient management Dynamic patient engagement Efficient care coordination • Find a doctor • Customized education • Track therapy & sleep quality • Virtual check-ins • Access therapy quality measures • Manage patients by exception • Grow confidence & productivity • Support sleep practice economics • Symptom Relief • Adherence • Disease Burden (Future) • Remote Adjustments (Future) 12

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Three Key Areas Will Drive Our Success In 2024 & Beyond 13 Patient Flow Capacity Outcomes • New Website (www.inspiresleep.com) launched in Dec 2023 will significantly improve Patient Education & Lead Capture • Refined Direct-to-Consumer outreach • Accelerate Patient Nurturing Capabilities • Drive knowledge and engagement with high potential PCPs • Reduce time for a patient to navigate the steps required to the Inspire care pathway • Continue to expand individual ENT cases, train new ENTs and steady activation of new centers • Activate early career MDs to join/start Inspire programs The number ONE accelerator of physician belief and patient testimonials • Maximize adoption of SleepSync • Continue to monitor Inspire outcomes

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL $16.3 $18.0 $20.9 $26.9 $21.3 $12.2 $35.8 $46.0 $40.4 $53.0 $61.7 $78.4 $69.4 $91.4 $109.2 $127.9 $151.1 $153.3 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Quarterly Revenue ($ in Millions) %YoY Revenue Growth 31% -32% 72% 71% 89% 335% 72% 70% 72% 73% 77% 76% 84% 65% 40% 40% $137.9 14 $192.4E$192.5

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL $28.6 $50.6 $82.1 $115.4 $233.4 $624.7 2017 2018 2019 2020 2021 2022 2023 2017 – 2023 CAGR: 67% Annual Revenue and Gross Margin ($ in millions) Annual Gross Margin 78.9% 80.1% 83.4% 84.7% 85.7% 83.8% 84.5% 2024 Guidance: • FY2024 revenue range of $775M - $785M, representing 24% - 26% growth over FY2023 • FY2024 gross margin guidance between 83% - 85% $407.9 15 $$ .8

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 7 10 12 18 15 15 15 22 20 19 21 33 28 15 42 55 47 63 68 81 73 51 58 61 68 72 62 78 Q 1 17 Q 2 17 Q 3 17 Q 4 17 Q 1 18 Q 2 18 Q 3 18 Q 4 18 Q 1 19 Q 2 19 Q 3 19 Q 4 19 Q 1 20 Q 2 20 Q 3 20 Q 4 20 Q 1 21 Q 2 21 Q 3 21 Q 4 21 Q 1 22 Q 2 22 Q 3 22 Q 4 22 Q 1 23 Q 2 23 Q 3 23 Q 4 23 1,180 Steady Cadence of New Center Adds 2017 2018 2019 2020 12 per quarter 17 per quarter 23 per quarter 35 per quarter 2021 65 per quarter 2022 287 Territory Managers* managing 4-6 centers per rep *as of Q4 2023 62 per quarter 2023 70 per quarter 16

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL KEEPING CONTROL WHILE GROWING FAST Focus on the rapid scaling of commercialization (implanting centers and sales reps) while ensuring proper training to maintain control of high-quality therapy outcomes The Great Balancing Act Patient Outcomes Revenue Growth 17

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Q4 Business Highlights (As of December 31, 2023) • Generated $192.5 million of revenue in the fourth quarter • 40% increase over the same quarter last year • Achieved gross margin of 85.4% in the fourth quarter • Reported first quarter with operating income in the fourth quarter • Improved diluted earnings per share to $0.49 compared to $0.10 in the prior year period • Activated 78 new centers in the U.S. bringing the total to 1,180 U.S. centers providing Inspire therapy • Created 13 new sales territories in the U.S. bringing the total to 287 U.S. sales territories • Surpassed 60,000 patients treated with Inspire therapy • Cash and investments of $470 million as of December 31, 2023 18

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Our Growth Strategy Through planned and controlled market expansion and robust physician training Ensure Strong Clinical Outcomes 1 By enhancing interconnectivity, simplifying the care pathway, and closely tracking outcomes Improve the Customer Experience 2 Amongst patients, ENT/Sleep physicians, and general practitioners Promote Widespread Consumer Awareness 3 Commensurate with new center additions and leveraging consumer outreach programs Drive Continued Commercial Scale 4 Driving breakthrough technology innovation and expanded indications Invest in Research & Development 5 Further penetrating existing markets and entering into new geographical locations Facilitate International Market Expansion 6 19

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Appendix 21

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Consolidated Statements of Operations & Comprehensive Income (Loss) (Unaudited)(In thousands, except share and per share amounts) 22

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Condensed Consolidated Balance Sheets (Unaudited)(In thousands) 23

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Randy Ban Chief Commercial Officer Bryan Phillips SVP, General Counsel & Chief Compliance Officer Tim Herbert President, CEO & Founder Strong Management Team Ezgi Yagci Vice President, Investor Relations Rick Buchholz Chief Financial Officer John Rondoni Chief Technology Officer Kathy Sherwood Sr. Vice President, Market Access Phil Ebeling Chief Operating Officer Steve Jandrich Vice President, Human Resources Carlton Weatherby Chief Strategy Officer Dr. Charisse Sparks Chief Medical Officer 24

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Product Development and Digital Health 25

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Supporting Patients on their Path to Inspire Implant Fine- tune ActivationInspire Advisor Care Program (ACP) DISE/ Prior Authorization Patient education using the InspireSleep.com website Community health talks Physician Consultations Awareness with direct-to- consumer outreach programs Life with Inspire – Patient management with SleepSync Time from ACP contact to implant can be as much as six months 26

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire Patient THE PATIENT JOURNEY Awareness Education Consultation Implant Life w/ Inspire Confirm Sleep Study Fine- tuneActivationImplantPrior AuthDISE Conduct Online Search Attend Appt. Schedule an Appt. with IS Dr. Obtain Updated Sleep Study Request an Appt. Do I Qualify Lead Register for CHT Visit IS.com Ask their Dr. about Inspire See an Inspire Ad C h a l l e n g e s What is the biggest pain point for patients? S U P P O R T What key investments and programs is Inspire investing in to support patients? • Patients need sufficient information to feel prepared to take the next step with Inspire • There are limited ways to engage with Inspire for support and education • It is difficult to schedule an appointment • Sleep Studies can take months for patients to get • Time for scheduling DISE • Time for scheduling implant • Patients need support through the therapy optimization process • Lead capture + scoring • Lead nurturing via email, text, phone • Request a call for nights/weekends • Updated website content for patients • Chatbot improvements with two-way text messaging • Digital scheduling through ACP • Ognomy + EnsoData • Increase ENT capacity to grow number of Inspire procedures • Inspire V to reduce OR time • PREDICTOR to replace DISE for many patients • SleepSync cloud-based patient management system to support patient from contact to post-implant sleep management 27

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Patient Engagement Conversion Initiatives Improving Patient Engagement Conversion Initiatives Increasing ENT Capacity to Further Grow Utilization SleepSync Patient Management System increase Utility • Digital scheduling has shown significant improvements with initial sites • Patient education using chat guide bot • Patient nurturing with auto-email system • Improved patient tracking with SleepSync • Work with ENTs to optimize time by ensuring support team (sleep physicians) engages and conducts longitudinal patient management • Train additional ENTs in the practice • Continue to add new centers with ability to quickly grow utilization (complete teams) • Longitudinal Patient Engagement from first contact to long after Inspire implant • Fully incorporate both Objective data (utilization, sleep performance) and Subjective data (e-visit, questionnaires) to support strong patient outcomes • Future enhancements including Remote Patient Programming and Physician notifications Improving Patient Experience and Reducing Time-to-Implant • Inspire V neurostimulator with internal sensor expected to reduce OR time and improve patient experience • PREDICTOR study intended to replace DISE with office airway measurement for vast majority of patients • Continued development of Inspire VI and VII for auto- activation and future auto-titration 28

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Market Development 29

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Chief Commercial Officer Commercial Organization U.S. Sales Team Patient Outcomes Team Territory Managers Field Clinical Reps Area Business Managers Sleep Support Specialists Surgical Trainers Care Pathway Specialists 30

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 9 Area Vice Presidents Sales Area Structure Area Business Managers (ABM) Regional Managers (RM) Territory Managers (TM) Field Clinical Reps (FCR) • One per area • Open new accounts • 3-5 per area • Coaching • C-Suite Engagement • 5-8 per region • Productive programs • Ecosystem development • 2-4 per region • Clinical Outcomes • Implant & Programming Support 31

Health Economics: Untreated OSA Cost Burden • Untreated OSA patients had ~$20,000 higher total annual Medicare costs • CPAP intolerant patients had higher Medicare utilization than PAP tolerant ALASKA-Study – non-adherent patients have greater chance of mortality (n>176,000)2 PAP non- adherent PAP adherent96% 98% 100% Su rv iv al Pr ob ab ili ty Conclusions: • Prioritize PAP intolerant to therapy, especially those with CV disease • Addressing PAP intolerance improves mortality1. Wickwire JCSM 2021; Wickwire Sleep Breathing 2021 2. Pepin, ERS 2021 Conference Growing evidence that CPAP intolerance is linked to higher healthcare costs1 94% 32

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Environmental, Social and Governance (ESG) ENVIRONMENTAL Committed to operating our business responsibly and minimizing our impact on the environment wherever possible. • By 2025, we aim to implement a formal environmental quality management system in line with International Organization for Standardization (ISO) 14001 standards to mitigate climate- related risks. • We are also working toward establishing a sustainability policy that will be approved by the Board of Directors and will serve as the vision and mission for all climate-related commitments company wide. Committed to improving the economic, social, and environmental impacts that our business has on the communities in which we operate, as well as our customers, business partners, suppliers, employees, and stockholders. SOCIAL Our corporate culture defines who we are and how we act, and our diverse employee base, who embody our culture, is the driving force behind our success. • Our company’s success is built on our enduring commitment to quality and patient outcomes. • Women comprise 48% of global workforce. We actively seek candidates from all backgrounds. • Foster a culture of continuous learning with significant investments in our people through programs focused on leadership and professional development. GOVERNANCE Strong governance practices and high standards of ethics, compliance, and accountability designed to provide long-term value creation opportunities. • Strong and diverse Board collectively possessing a range of qualifications, skills, and experiences that align with our long- term strategy and business needs. • Robust information security and data privacy governance and risk management. • ESG matters overseen by Board, executive leadership, and cross-functional team. 33

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Our Intellectual Property Portfolio (as of December 31, 2023)  Covers aspects of our current Inspire system and future product concepts  80 issued U.S. patents (expiring between 2029 and 2041) and 81 pending U.S. patent applications  55 issued foreign patents and 71 pending foreign patent applications  175 pending and registered trademark filings worldwide  Competitive position enhanced by trade secrets, proprietary know-how and continuing technological innovation  Entered into an agreement with Medtronic in 2007 to make, use, import, and sell products and practice methods in the field of electrical stimulation of the upper airway for the treatment of OSA  Royalty-free license agreement  Perpetual license (no right of termination) 34